LOANS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2023
Loans Receivable, Net [Abstract]
LOANS RECEIVABLE, NET

3. LOANS RECEIVABLE, NET

	December 31,	December 31,
	2022	2023
Loans receivable	587,624	588,599
Less: allowance for doubtful accounts	(441,447)	(575,174)
Total	146,177	13,425

The Group entered into several loan agreements with certain third-party post loan service companies. As of December 31, 2023, the Group had RMB13 million loans receivable outstanding, with terms ranging from 6 to 48 months with interest at nil to 9.5%, per annum.

As of December 31, 2023, the Group has a RMB575.2 million allowance for uncollectable loans receivable, respectively.

The following table sets forth the aging of loans as of December 31,2022 and December 31,2023:

	1 - 89 days	90 days or	Total
	past due	more past due	past due	Current	Total loans
December 31, 2022	1,700	348,264	349,964	237,660	587,624
December 31, 2023	1,700	432,375	434,075	154,524	588,599